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                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                                  Filed by Registration No.


                                        Form T-1
                       STATEMENT OF ELIGIBILITY AND QUALIFICATION
                         UNDER THE TRUST INDENTURE ACT OF 1939
                     OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(B)(2)________

                            FIRST NATIONAL BANK OF COMMERCE
                  (Exact name of Trustee as specified in its charter)

               N/A              210 Baronne Street            72-0269760
(Jurisdiction of incorporation  New Orleans, Louisiana 70112  (I.R.S. Employer
or organization if not a U.S.   (Address, including zip code  Identification
National Bank)                  of principal executive        Number)
                                offices)

                            FIRST NATIONAL BANK OF COMMERCE
                                  210 Baronne Street
                             New Orleans, Louisiana 70112
                               Telephone: 504-623-1610
                 (Name, address and telephone number of agent for service)


                                 ARGOSY GAMING COMPANY
                   (Exact name of Obligor as specified in its charter)

          DELAWARE                   219 Piasa Street          37-1304247
(State of other jurisdiction of  Alton, Illinois 62002-6232  (I.R.S. Employer
incorporation or organization)   (Address of principal       Identification
                                 executive offices)          Number)


                            FIRST MORTGAGE NOTES DUE 2004
                            (Title of Indenture Securities)


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1.  GENERAL INFORMATION. Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency, Washington, D.C.

        Federal Deposit Insurance Corporation, Washington, D.C.

        The Board of Governors of the Federal Reserve System, Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

        The Trustee is authorized to exercise corporate trust powers.

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe such affiliation.

           No such affiliation exists.

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

           The Obligor is not currently indebted to the Trustee. A credit facility with the Obligor was paid in full on June 5, 1996.

16. LIST OF EXHIBITS. List below all exhibits filed as part of this statement of eligibility and qualification.

    * 1. A copy of the articles of incorporation of the Trustee as now in effect.

    **   2. A copy of the certificate of authority of the Trustee to commence business.

    **   3. A copy of the certificate of authorization of the Trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of May 20, 1933.

    *    4. A copy of the existing bylaws of the Trustee.

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to requirements of its supervising or examining authority.

_______________
* Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Trustee's Form T-1 (File No. 22-20536).

** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the Trustee's Form T-1 (File No. 2-32069).

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                                     SIGNATURE


    Pursuant to the requirements of the Trust Indenture Act of 1939 as amended to November 15, 1990, the Trustee, First National Bank of Commerce, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New Orleans, and State of Louisiana on the 18th day of June, 1996.


                                     FIRST NATIONAL BANK OF COMMERCE


                                     By:    Denis L. Milliner
                                            --------------------------------
                                     Name:  Denis L. Milliner
                                     Title: Vice President and Trust Officer


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                                                                Exhibit 6




                     Consent of Trustee Required by Section 321(b)
                          of the Trust Indenture Act of 1939

    In connection with the Indenture referred to in the Form T-1 of even date herewith between Argosy Gaming Company and First National Bank of Commerce in New Orleans, as Trustee pursuant to Section 321(b) of the Trust Indenture Act of 1939 as amended to November 15, 1990, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request thereof.

Dated as of June 18, 1996


                                      FIRST NATIONAL BANK OF COMMERCE


                                      By:    Denis L. Milliner
                                             --------------------------------
                                      Name:  Denis L. Milliner
                                      Title: Vice President and Trust Officer

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                                                                Exhibit 7